THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
Lincoln Life Variable Annuity Account N
ChoicePlusSM Bonus, ChoicePlusSM II Bonus, ChoicePlus AssuranceSM Bonus
InvestmentSolutionsSM RIA

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
Lincoln New York Account N for Variable Annuities
ChoicePlusSM II Bonus, ChoicePlus AssuranceSM Bonus

Supplement dated January 13, 2017

This supplement to the prospectus for your individual variable annuity contract outlines changes to certain provisions of your individual annuity contract. This supplement is for informational purposes and requires no action on your part. Your contract may not offer all of the riders discussed in this supplement. Please refer to your prospectus for availability.

OVERVIEW

This supplement outlines changes to the Investment Requirements for Lincoln Market Select® Advantage, i4LIFE® Advantage Select Guaranteed Income Benefit, and 4LATER® Select Advantage. The current percentages allowed under Groups 1 and 2 of the Investment Requirements will be adjusted. For rider elections on or after August 29, 2016, investments under Group 1 must be at least 30% of Contract Value (or Account Value under i4LIFE® Advantage), and investments under Group 2 cannot exceed 70% of Contract Value (or Account Value under i4LIFE® Advantage).

These changes result in the following revisions to your prospectus.  All other provisions of your prospectus remain unchanged.

DESCRIPTION OF CHANGES

The following discussion describes changes that are incorporated into the specified section of your prospectus.

The Contracts – Investment Requirements - The following information outlines a change to the “Investment Requirements for other Living Benefit Riders” section of your prospectus. These Investment Requirements do not replace the Investment Requirements you may be subject to under another existing Living Benefit Rider.

Investment Requirements for Other Living Benefit Riders – For elections of Lincoln Market Select® Advantage, i4LIFE® Advantage Select Guaranteed Income Benefit, or 4LATER® Select Advantage on or after August 29, 2016, investments under Group 1 must be at least 30% of Contract Value (or Account Value under i4LIFE® Advantage), and investments under Group 2 cannot exceed 70% of Contract Value (or Account Value under i4LIFE® Advantage). There are no changes to the subaccounts listed in each group.

Please keep this Supplement for future reference.